SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2001
(Date of earliest event reported)

ACTION PRODUCTS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-13118	59-2095427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

390 N. ORANGE AVENUE, SUITE 2185
ORLANDO, FLORIDA 32801
(Address of principal executive offices, zip code)

(407) 245-3636
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
Press Release Dated October 17, 2001

Item 5. Other Events.

     On October 17, 2001, Action Products International, Inc., a Florida corporation (the “Company”), announced that its Board of Directors has authorized a program for repurchases of up to $250,000 of the Company’s outstanding common stock. The repurchased stock will be held in treasury. The repurchases will be made as, in the opinion of management, market conditions warrant. The stock repurchase program will be effective immediately.

     Repurchases may be made from time to time by the Company in the open market at prevailing prices, in either block purchases or in privately negotiated transactions, and in compliance with the guidelines of the Securities and Exchange Commission.

     The press release issued by the Company in connection with the stock repurchase program is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.	Item

99.1	Press Release of the Company announcing the stock repurchase program.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

Date: October 17, 2001	By:	/s/Robert L. Burrows Robert L. Burrows Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item

99.1	Press Release of the Registrant announcing the stock repurchase program.